12. INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follows:

	2017	2016	2015
Loss carryforwards	$763,000	$661,000	$627,200
Capital losses	5,000	5,000	5,000
Office equipment	12,500	12,500	12,500
Oil & Gas properties	2,871,000	2,222,000	1,691,000
Asset retirement obligation	89,900	83,300	76,700
Deferred tax asset	3,741,400	2,983,800	2,412,400

Less valuation allowance	(3,741,400)	(2,983,800)	(2,412,400)
Deferred tax asset recognized	$–	$–	$–

Upon continuation to Canada in 2004, all losses carried forward at that time expired. As of December 31, 2016, the Company had available to offset future taxable income a net Canadian operating loss carry-forwards of approximately $2.7 million. The carry-forwards began expiring in 2014 and unless utilized will continue to expire. The Company also has approximately $8.9 million in Canadian oil and gas dedication pools that can be used to offset income of future periods. The amount of oil and gas dedication pools available for deduction in any year may be limited to 30% of the amount available.

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income. During the years ended December 31, 2017, 2016 and 2015, changes in valuation allowance were $757,600, $571,400 and ($758,000), respectively.

The (benefit) provision for income taxes differs from the amount of income tax determined by applying the applicable Canadian statutory federal income tax rate to pre-tax income loss as a result of the following differences:

	2017	2016	2015
Statutory federal income tax rate	-25%	-25%	-25%
Change in valuation allowance	20%	19%	-24%
%Non-deductible stock-based compensation	0%	0%	-1%
Non%-deductible change in fair value of derivative liability	-64%	-117%	107%
Non-deductible accretion expense	15%	1%	4%
Effect of foreign exchange	54%	122%	-61%
Effect of change in income tax rate	0%	0%	0%
	0%	0%	0%

The Company has evaluated its tax positions for the years ended December 31, 2017, 2016 and 2015 and determined that it has no uncertain tax positions requiring financial statement recognition.

Under ASC 740-10-25, the impact of an uncertain income tax position on income tax expense must be recognized at the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized if it has 50% or less likelihood of being sustained.

We accrue interest and penalties on our uncertain tax positions as a component of our provision for income taxes. There was no amount of interest and penalties recognized as an expense during 2017, 2016 and 2015.

Our income tax returns are generally considered closed to examination when we file a notice of determination with the taxing authority. No such notice has been filed to date.